Fees Summary	Oct. 24, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 96,361.14
Total Fee Amount	96,361.14
Total Transaction Valuation	629,400,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00